UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 20, 2024

VITAL ENERGY, INC.

(Exact name of registrant as specified in charter)

Delaware	001-35380	45-3007926
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

521 E. Second Street, Suite 1000, Tulsa, Oklahoma	74120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 513-4570

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	VTLE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed in its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on July 29, 2024 (the “Announcement Form 8-K”), on July 27, 2024, Vital Energy, Inc. (the “Company”) entered into a purchase and sale agreement with Northern Oil and Gas, Inc. (“NOG”) and Point Energy Partners Petroleum, LLC, Point Energy Partners Operating, LLC, Point Energy Partners Water, LLC and Point Energy Partners Royalty, LLC (together, the “Seller”), pursuant to which the Company and NOG agreed to purchase Seller’s oil and gas properties located in Ward and Winkler Counties, as further described in the Announcement 8-K (the “Point Acquisition”).

On September 20, 2024, the Company consummated the Point Acquisition for total cash consideration of $815.2 million paid by the Company after closing adjustments, funded with borrowings under the Company’s senior secured credit facility.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business to be acquired.

The audited consolidated financial statements of Point Energy Partners Operating, LLC, which comprise the consolidated balance sheets as of December 31, 2023 and 2022, the related consolidated statements of operations, changes in member’s equity, and cash flows for the years then ended, and the related notes to the consolidated financial statements, are filed as Exhibit 99.1 hereto and incorporated by reference herein.

The unaudited consolidated financial statements of Point Energy Partners Operating, LLC, which comprise the consolidated balance sheets as of June 30, 2024 and December 31, 2023, the related consolidated statements of operations, changes in member’s equity, and cash flows for the six-month periods ended June 30, 2024 and 2023, and the related notes to the unaudited consolidated financial statements, are filed as Exhibit 99.2 hereto and incorporated by reference herein.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company, which comprises the condensed combined balance sheet as of June 30, 2024, the related condensed combined statements of operations for the six-month period ended June 30, 2024 and the year-ended December 31, 2023, and the related notes to the condensed combined financial statements, is filed as Exhibit 99.3 hereto and incorporated by reference herein.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP.

23.2	Consent of Netherland, Sewell & Associates, Inc.

99.1	Audited consolidated financial statements of Point Energy Partners Operating, LLC as of and for the years ended December 31, 2023 and 2022.

99.2	Unaudited consolidated financial statements of Point Energy Partners Operating, LLC as of June 30, 2024 and December 31, 2023, and for the six months ended June 30, 2024 and 2023.

99.3	Unaudited pro forma condensed combined financial information of Vital Energy, Inc. as of June 30, 2024 and for the six months ended June 30, 2024 and the year ended December 31, 2023.

99.4	Reserves report of Netherland, Sewell & Associates, Inc. certain oil and gas properties owned by Point Energy Partners Operating, LLC as of December 31, 2023, dated August 21, 2024.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAL ENERGY, INC.

Date: September 23, 2024	By:	/s/ Bryan J. Lemmerman
Bryan J. Lemmerman
Executive Vice President and Chief Financial Officer